Form N-SAR
Item 77 Q1
Exhibits
The RBB Fund, Inc.


1.	Investment Sub-Advisory Agreement between Simple
Alternatives, LLC and Maerisland Capital Management,
LLC with respect to the S1 Fund is filed herewith.

2.	Investment Advisory Agreement between The RBB Fund,
Inc. and Robeco Investment Management, Inc. with respect to the Robeco Boston Partners Global Equity
Fund is incorporated herein by reference as exhibit
(d)(31) to The RBB Fund, Inc.'s  Post-Effective
Amendment No. 146 as filed electronically with the SEC on December 30, 2011. (Accession No. 0001104659-
11-071681).

3.	Investment Advisory Agreement between The RBB Fund,
Inc. and Robeco Investment Management, Inc. with respect to the Robeco Boston Partners International
Equity Fund is incorporated herein by reference as exhibit (d)(32) to The RBB Fund, Inc.'s Post-
Effective Amendment No. 146 as filed electronically with the SEC on December 30, 2011. (Accession No.
0001104659-11-071681).

4.	Form-of Investment Advisory Agreement between The
RBB Fund, Inc. and Summit Global Investments with respect to the Summit Global Investments U.S. Low
Volatility Equity Fund is incorporated herein by reference as exhibit (d)(36) to The RBB Fund, Inc.'s
Post-Effective Amendment No. 144 as filed electronically with the SEC on December 15, 2011.
(Accession No. 0001104659-11-069708).

5.	Investment Sub-Advisory Agreement between Simple
Alternatives, LLC and Roaring Blue Lion Capital
Management, LLC with respect to the S1 Fund is incorporated herein by reference as exhibit (d)(24) to The RBB Fund, Inc.'s Post-Effective Amendment
No. 143 as filed electronically with the SEC on October 28, 2011. (Accession No. 0001104659-11-
058890).

6.	Investment Sub-Advisory Agreement between Simple
Alternatives, LLC and Courage Capital Management,
LLC with respect to the S1 Fund is incorporated herein by reference as exhibit (d)(25) to The RBB
Fund, Inc.'s Post-Effective Amendment No. 143 as filed electronically with the SEC on October 28, 2011. (Accession No. 0001104659-11-058890).

7.	Investment Sub-Advisory Agreement between Simple
Alternatives, LLC and Cramer Rosenthal McGlynn LLC is filed herewith with respect to the S1 Fund is incorporated herein by reference as exhibit (d)(26) to The RBB Fund, Inc.'s Post-Effective Amendment
No. 143 as filed electronically with the SEC on October 28, 2011. (Accession No. 0001104659-11-
058890).

8.	Investment Sub-Advisory Agreement between Simple
Alternatives, LLC and Lauren Templeton Capital
Management, LLC is filed herewith with respect to the S1 Fund is incorporated herein by reference as exhibit (d)(27) to The RBB Fund, Inc.'s Post-
Effective Amendment No. 143 as filed electronically with the SEC on October 28, 2011. (Accession No.
0001104659-11-058890).

9.	Investment Sub-Advisory Agreement between Simple
Alternatives, LLC and Starwood Real Estate
Securities, LLC with respect to the S1 Fund is incorporated herein by reference as exhibit (d)(28) to The RBB Fund, Inc.'s Post-Effective Amendment
No. 143 as filed electronically with the SEC on October 28, 2011. (Accession No. 0001104659-11-
058890).

10.	Investment Sub-Advisory Agreement between Simple
Alternatives, LLC and Trellus Management Co., LLC with respect to the S1 Fund is incorporated herein by reference as exhibit (d)(29) to The RBB Fund, Inc.'s Post-Effective Amendment No. 143 as filed electronically with the SEC on October 28, 2011.
(Accession No. 0001104659-11-058890).